VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-8


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective) to this Registration Statement on Form S-8 of Valley National Bancorp (SEC file No. _________________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  Signature                                     Title                              Date

                                                Chairman, President and Chief
GERALD H. LIPKIN                                Executive Officer and Director               April 7, 1999
-------------------------------------------
Gerald H. Lipkin



PETER SOUTHWAY                                  Vice Chairman (Principal Financial           April 7, 1999
-------------------------------------------     Officer) and Director
Peter Southway



ALAN D. ESKOW                                   Corporate Secretary, Senior Vice             April 7, 1999
-------------------------------------------     President and Controller (Principal
Alan D. Eskow                                   Accounting Officer)


ANDREW B. ABRAMSON
-------------------------------------------                   Director                       April 7, 1999
Andrew B. Abramson


PAMELA BRONANDER
-------------------------------------------                   Director                       April 7, 1999
Pamela Bronander


JOSEPH COCCIA, JR.
-------------------------------------------                   Director                       April 7, 1999
Joseph Coccia, Jr.


HAROLD P. COOK, III
-------------------------------------------                   Director                       April 7, 1999
Harold P. Cook, III


AUSTIN C. DRUKKER
-------------------------------------------                   Director                       April 7, 1999
Austin C. Drukker


WILLARD L. HEDDEN
-------------------------------------------                   Director                       April 7, 1999
Willard L. Hedden


GRAHAM O. JONES
-------------------------------------------                   Director                       April 7, 1999
Graham O. Jones


WALTER H. JONES, III
-------------------------------------------                   Director                       April 7, 1999
Walter H. Jones, III


GERALD KORDE
-------------------------------------------                   Director                       April 7, 1999
Gerald Korde


JOLEEN J. MARTIN
-------------------------------------------                   Director                       April 7, 1999
Joleen J. Martin


ROBERT E. MCENTEE
-------------------------------------------                   Director                       April 7, 1999
Robert E. McEntee


SAM P. PINYUH
-------------------------------------------                   Director                       April 7, 1999
Sam P. Pinyuh


ROBERT RACHESKY
-------------------------------------------                   Director                       April 7, 1999
Robert Rachesky


BARNETT RUKIN
-------------------------------------------                   Director                       April 7, 1999
Barnett Rukin


RICHARD F. TICE
-------------------------------------------                   Director                       April 7, 1999
Richard F. Tice


LEONARD J. VORCHEIMER
--------------------------------------------                  Director                       April 7, 1999
Leonard J. Vorcheimer


JOSEPH L. VOZZA
--------------------------------------------                  Director                       April 7, 1999
Joseph L. Vozza


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